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                                                                   EXHIBIT 10.16



                         AUSTIN CENTRE LEASE AGREEMENT


                                By and Between



                          BRAZOS AUSTIN CENTRE, LTD.
                                 ("Landlord")



                                      and


                               CITYSEARCH, INC.
                                  ("Tenant")
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                         AUSTIN CENTRE LEASE AGREEMENT
                         -----------------------------

     This Lease is entered into as of August 15, 1996, between BRAZOS AUSTIN CENTRE, LTD., a Texas Corporation ("Landlord"), whose address for purposes of notice hereunder is 701 Brazos Suite 190, Austin, Texas, 78701 and CitySearch, Inc., a Delaware corporation, "Tenant"), whose address prior to the Commencement Date (defined in Section 2.01 hereof) and for purposes of notice is 4502 Dyer St., Suite 201, La Crescenta, California 91314 and whose address after the Commencement Date shall be 701 Brazos, Suite 440, Austin, Texas. 78701.


                             W I T N E S S E T H:


                                   ARTICLE 1

    1.01  PREMISES.  Landlord hereby leases to Tenant, and Tenant hereby leases
          --------
from Landlord, for the rent and subject to the provisions of this Lease, the space (the "Premises") reflected on the floor plan(s) attached as Exhibit A hereto, located on floor four (4) of the building (the "Building") known as Austin Centre located at 701 Brazos, Austin Travis County, Texas (such Building, the enclosed arrium area and ground-level open areas and walkways appurtenant to the Building, any parking areas and garages serving the Building, any other structure or improvement utilized in the operation or maintenance of the Building, and the land (the "Land") on which all such improvements are located said Land being more particularly described on Exhibit B attached hereto and made a part hereof for all purposes and any present or future associated underground or elevated pedestrian tunnels or walkways being hereinafter collectively referred to as the "Project"). As used herein, the term "Project" does not include the building located on the land that is now known and operated as Omni Austin Hotel of Austin Centre (the "Hotel"). Landlord and Tenant hereby agree that the Premises contain 4,473 square feet of rentable area and the Project contains 343,664 square feet of rentable area.


                                   ARTICLE 2

    2.01  TERM. Subject to the other provisions hereof, and any exhibits
          ----
hereto, this Lease shall be for a term of approximately sixty-six and one half (66 1/2) months commencing on the Commencement Date (defined in Section 2.02 hereof) and expiring on March 31, 2002 (the "Expiration Date"). Such term, as it may be modified, is herein called the "Term."

    2.02  COMMENCEMENT. As used herein, "Commencement Date" means the latter
          ------------
to occur of: (a) the date Tenant's leasehold improvements are substantially completed (or would have been substantially completed except for delays caused by Tenant) in accordance with Exhibit C attached hereto and made a part hereof for all purposes, or (b) September 16, 1996. Notwithstanding the foregoing, if Tenant occupies all or any part of the Premises prior to (a) or (b) above, the Commencement Date shall be the date of such occupancy. If Landlord is unable to deliver possession of the Premises to Tenant on or before September 16, 1996, Landlord agrees that it will continue to provide Tenant with office space on the third and fourth floors and the use of twenty-five (25) telephones at no cost (excluding long distance and information charges) until the Landlord delivers possession.

    Within five (5) days after the Commencement Date and at any time thereafter upon the request of Landlord, Tenant shall execute and deliver to Landlord a declaration (in the form of Exhibit F hereto) specifying, among other things, the date upon which the same occurred.

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                                   ARTICLE 3

     3.01 BASE RENT. Tenant, in consideration for this Lease, agrees to pay to
          ---------
Landlord a base rental ("Base Rent") in the amounts and installments indicated below for each square foot of rentable area agreed by Landlord and Tenant to be within the Premises, payable at Landlord's address herein provided in legal tender of the United States of America without notice, demand, counterclaim, set-off or abatement, in advance on the first day of each calendar month throughout the Term:

                Lease Dates                        Base Rent
                -----------                        ---------

          09/16/1996 - 03/15/1997    Free Rent Period (No Base Rent or Rental
                                     Adjustment)

          03/16/1997 - 03/31/1993    $3,727.50 per month (based on a rental rate
                                     of $10.00 per rental square foot per year)

          04/01/1998 - 03/31/1999    $3,913.88 per month (based on a rental rate
                                     of $10.50 per rental square foot per year)

          04/01/1999 - 03/31/2000    $4,100.25 per month (based on a rental rate
                                     of $11.00 per rental square foot per year)

          04/01/2000 - 03/31/2001    $4,286.63 per month (based on a rental rate
                                     of $11.50 per rental square foot per year)

          04/01/2001 - 03/31/2002    $4,473.00 per month (based on a rental rate
                                     of $12.00 per rental square foot per year)

     3.02 RENTAL ADJUSTMENT Tenant's pro rata share of all Operating
          -----------------
Expenses (defined in Section 3.03 hereof) for purposes of rental adjustment is agreed to be 1.3016% ("Tenant's Pro Rata Share"). On or before the Commencement Date and thereafter on or before the first day of each calendar year of the Term, Landlord shall provide to Tenant the Estimated Operating Expense (defined in Section 3.03 hereof) for the upcoming year. In addition to the Base Rent, Tenant shall pay in advance on the first day of each calendar month during the Term, installments equal to one-twelfth (1/12) of Tenant's Pro Rata Share of the Estimated Operating Expense. Within one hundred fifty (150) days after the end of each calendar year during the Term, Landlord shall furnish to Tenant a statement certified by Landlord of the Actual Operating Expense (defined in Section 3.03 hereof) for the immediately preceding calendar year, which statement shall specify the various types of Operating Expenses and set forth Landlord's calculations of Tenant's Pro Rata Share thereof. If Tenant's Pro Rata Share of the Estimated Operating Expense paid to Landlord during the previous calendar year exceeds Tenant's Pro Rata Share of the Actual Operating Expense, then Landlord shall refund the difference to Tenant at the time Landlord furnishes the statement of the Actual Operating Expense. Otherwise, within fifteen (15) days after Landlord furnishes such statement to Tenant, Tenant shall make a lump sum payment to Landlord equal to Tenant's Pro Rata Share of the positive difference between the Actual Operating Expense and the Estimated Operating Expense theretofore paid by Tenant. As used in this Lease the term "Rent" shall refer collectively to the Base Rent and all rental adjustments. If the Term commences on a day other than the first day of the month or calendar year, or terminates on a day other than the last day of a month or calendar year, then Tenant shall be required to pay only a pro rata portion of the installments and adjustments of Rent due for such month or year.

     3.03 OPERATING EXPENSES.
          -------------------

          (a) "Operating Expenses" shall mean and include all reasonable amounts, expenses, and costs of whatsoever nature incurred because of or in connection with the ownership, management, operation, repair, maintenance or security of the Project, all additional facilities which may be added to the Project, and Landlord's personal property which may be utilized in connection therewith. Operating Expenses shall not include capital improvements, depreciation, interest and principal payments on mortgage and

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     other nonoperating debts of Landlord, management fees and management overhead to the extent they exceed market rates, attorney's fees related to disputes with other tenants, and specific costs for special items or services billed to and paid by specific tenants. Operating Expenses shall, however, include the amortization of capital improvements (over the expected payback period) which are primarily for the purpose of reducing Operating Expenses or which are required by governmental or quasi-governmental authorities. Operating Expenses shall be determined on an accrual basis in accordance with generally accepted accounting principles consistently applied. The "Estimated Operating Expense" (currently 58.25. per rental square foot per year) shall equal the Landlord's estimate of Operating Expenses for the applicable calendar year. Landlord's statement of Estimated Operating Expense shall control for the year specified in such statement and for each succeeding year during the Term until Landlord provides a new statement of the Estimated Operating Expense." The Actual Operating Expense" shall equal the operating expenses actually incurred for the applicable calendar year. Notwithstanding any provision contained herein to the contrary, if less than 95% of the total square feet of rentable area in the Building is occupied by tenants or Landlord is not supplying services to 95% of the total square feet of rentable area of the Building at any time during any calendar year. Operating Expenses for such calendar year shall be determined to be an amount equal to the like expense which would normally be expected to be incurred had such occupancy been 95% of the Building's total square feet of rentable area and had Landlord been supplying services to 95% of the Building's total square feet of rentable area throughout such calendar year.

          (b) Operating Expenses from the Commencement Date through September 15, 1997 shall not exceed $8.25 per rentable square foot; for the balance of 1997, Operating Expenses shall not exceed $8.50 per rentable square foot. Controllable Operating Expenses (defined as all Operating Expenses except real estate taxes, insurance and utilities) shall not increase more than eight percent (8%) per year.

     3.04 SECURITY DEPOSIT. Tenant shall deposit with Landlord on the date
          ----------------
Tenant executes this Lease the sum of Thirteen Thousand Four Hundred Nineteen and No/100 Dollars ($13,419.00) as a "Security Deposit" on the understanding:
(a) the Landlord shall apply $6,709.50 to the payment of the first accruing rental installment due and subsequent rental installments until exhausted, provided Tenant is not in default under this Lease at that time: (b) that the Security Deposit or any portion thereof may be applied to the curing of any Default (defined in Section 13.01 hereof), without prejudice to any other remedy or remedies which the Landlord may have on account thereof, and upon such application Tenant shall pay Landlord on demand the amount so applied which shall be added to the Security Deposit so the same will be restored to its original amount: (c) that Landlord shall not be obligated to hold the Security Deposit as a separate fund, but may commingle it with other funds: and (d) that if no Default exists and no event has occurred that with notice and/or the passage of time would constitute a Default, the remaining balance of the Security Deposit shall be returned to Tenant, without interest, within thirty
(30) days after the expiration of the Term; provided, however, that Landlord shall have the right to retain and expend such remaining balance for cleaning and repairing the Premises if Tenant shall fail to deliver the Premises at the termination of this Lease in a near and clean condition and in as good a condition as existed at the date of possession of same by Tenant, ordinary wear and tear only excepted.


                                   ARTICLE 4

    4.01  USE. Tenant shall use and occupy the Premises only for office purposes
          ---
and for no other purposes. Tenant shall not do or permit anything to be done in or about the Premises nor bring or keep anything therein that will in any way increase the existing rate of or affect any fire or other insurance upon the Project or any of its contents, or cause cancellation of any insurance policy covering the Project or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises that will in any way obstruct or interfere with the rights of other tenants or occupants of the Project or injure or annoy them or tend to lower the first class character of the building or create unreasonable elevator loads or otherwise interfere with standard Building operations. Tenant shall not permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Tenant shall not use the Premises or permit anything to be done in or about the Premises that will in any way conflict with any reasonable rule or regulation of Landlord, any reasonable restrictive covenant imposed by Landlord, or any law, statute, ordinance or any governmental or quasi-governmental authority now in force or that may hereafter be enacted or promulgated.

                                   ARTICLE 5

    5.01  LANDLORD'S SERVICES. Provided Tenant is not in default hereunder,
          -------------------
Landlord shall, at Landlord's expense, except as provided to the contrary in this Lease, furnish to Tenant the following services:

          (a) Subject to curtailment as required by governmental laws, rules or regulations, air conditioning and central heat, in season, at such temperatures and in such amounts as are deemed by Landlorn to be standard for first class office buildings in Austin, Texas, during normal Building hours, which are presently scheduled to be 7:00 a.m. through 6:00 p.m. on weekdays and 8:00 a.m. through 2:00 p.m. on Saturdays, exclusive of normal business holidays. Normal business holidays for purposes of this Lease shall include, without limitation New Year's Day, Martin Luther King Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the Friday following Thanksgiving Day and Christmas Day. If in the case of any holiday described herein a different day shall be observed than the respective day described then the day which constitutes the day observed by national banks in Austin, Texas, on account of such holiday shall constitute the holiday under this Lease.

          (b) Janitorial services in the Premises and public portions of the Building for all days except Saturdays, Sundays, and normal business holidays.

          (c) Water at those points of supply provided for drinking, toilet, and lavatory purposes.

          (d) Normal and customary routine maintenance for all public, structural, and exterior portions of the Project according to Landlord's standards.

          (e) Electric lighting service for all public portions of the Project in the manner and to the extent deemed by Landlord to be in keeping with the standards of a first class office building in Austin, Texas.

          (f) Reasonably adequate, non-exclusive automatic passenger elevator service at all times for access to and egress from the Premises. Freight elevator service, in common with other tenants, shall be provided during reasonable business hours as prescribed by Landlord, exclusive of Saturdays, Sundays, and normal business holidays.

          (g) Electric energy that Tenant shall require for standard office equipment such as personal computers, typewriters, dictation machines, calculators, other machines of a similar low electrical consumption, and Building Standard (defined in Exhibit C attached hereto) lighting in the Premises. Without Landlord's prior written consent, Tenant shall not be entitled to employ lighting on the Premises that consumes electrical current in excess of Building Standard lighting nor utilize any office equipment that requires a voltage other than 120 volts single phase.

          (h) Building security to encourage compliance with the Rules and Regulations (defined in Section 15.09 hereof) and to limit after-hour access to the Building; provided, however, Landlord shall have no responsibility to prevent, and shall not be liable to Tenant for, liability or loss to Tenant, its agents, employees and visitors arising out of losses due to theft, burglary, or damage or injury to persons or property caused by persons having or gaining access to the Building or the Premises, unless caused by Landlord's negligence, and Tenant hereby releases Landlord from all liability relating thereto.

          (i) Window washing services for the outside portions of the Building at least one (1) time per calendar year.

          (j) Replacement of florescent light bulbs in any florescent light fixtures which are located in the Premises and which contain the Building Standard light bulbs (Paralux 3 tube Florescent Lighting).

     5.02 ADDITIONAL SERVICE COST. Tenant shall pay Landlord, upon demand, such
          -----------------------
additional amounts as are necessary to recover additional costs incurred by Landlord in performing or providing janitorial, maintenance, security, or other services or requirements of Tenant(and in paying additional taxes) as to any non-Building Standard installations in the Premises. Tenant shall pay Landlord, upon demand, monthly as billed charges for providing off-hour and nonstandard air conditioning, heating and electricity; provided, however, that there shall be no charge for off-hour air conditioning and heating prior to September 1, 1997, and the charge thereafter shall be $7.50 per hour.

     5.03 SERVICE INTERRUPTION.  To the extent any of the services described
          --------------------
above require electricity, gas, water or other services supplied by public utilities. Landlord's covenants hereunder shall impose on Landlord only the obligation to use its good faith efforts to cause the applicable public utilities to furnish the same. Any failure or defect in the services described above shall not be construed as an eviction of Tenant nor entire Tenant to any reduction, abatement, offset, or refund of Rent or to any damages from Landlord. Landlord shall not be in breach or default under this Lease, provided Landlord uses reasonable diligence during normal business hours to restore any such failure or defect after Landlord receives written notice thereof.

                                   ARTICLE 6

     6.01 ALTERNATIONS  Tenant shall not make or allow to be made any
          ------------
alterations, installations, additions or improvements in or to the Premises, or place safes, vaults or other heavy furniture or equipment within the Premises, without Landlord's prior written consent. All alterations, installations, additions or improvements, other than movable furniture and movable trade fixtures, made by Tenant to the Premises shall remain upon and be surrendered with the Premises and become the property of Landlord at the expiration or termination of this Lease or the termination of Tenant's right to possession of the Premises: provided, however, that Landlord may require Tenant, at Tenant's cost, to remove any or all of such items that are not Building Standard upon the expiration or termination of this Lease or the termination of Tenant's riitht to possession of the Premises. Tenant, at its sole cost and prior to the expiration or termination of this Lease. shall remove all of T enant's property from the Premises and make, or reimburse Landlord for the reasonable cost of, all repairs to the Premises and/or Project for damage resulting from such removal, provided that Landlord has indicated that it will require such removal at the time of providing consent to such alterations, installations, additions or improvements. All work shall be completed promptly and in a good and workmanlike matter and shall be performed in such a manner that no mechanic's, materialman's or other similar liens shall attach to Tenant's leasehold estate, and in no event shall Tenant permit, or be authorized to permit, any such liens or other claims to be asserted against Landlord or Landlord's rights, estate and interests with respect to the project or this Lease. Landlord may require, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to the estimated cost of any improvements, additions or alterations in the Premises.

     6.02 TENANT REPAIRS  By taking possession of the Premises, Tenant shall be
          --------------
deemed to have accepted the Premises as being in good, sanitary order, condition and repair. Tenant shall, at Tenant's sole cost and expense, keep the Premises in good condition and repair, damage thereto from causes beyond the reasonable control of Tenant and ordinary wear and tear damage excepted. Any injury or damage to the Premises or Project, or the appurtenances or fixtures thereof, caused by or resulting from the act, omission or neglect of Tenant or Tenant's employees, servants, agents, invitees, assignees, or subtenants shall be repaired or replaced by Tenant, or at Landlord's option by Landlord, at the expense of Tenant. If Tenant fails to maintain the Premises or falls to repair or replace any damage to the Premises or Project resulting from the negligence or intentional act of Tenant, its employees, servants, agents, invitees, assignees or subtenants, Landlord may, but shall not be obligated to, cause such maintenance, repair or replacement to be done, as Landlord deems necessary, and Tenant shall immediately pay to Landlord all reasonable costs related thereto plus a charge for overhead of 15% of such costs.

     6.03 LANDLORD REPAIRS: Unless otherwise Stipulated herein, Landlord shall
          ----------------
not be required to make any improvements to or repairs of any kind or character to the Premises during the Term, except such repairs to Building Standard improvements as may be deemed necessary by Landlord for normal maintenance operations; provided, however, non-Building Standard leasehold improvements will, at Tenant's written request, be maintained by Landlord at Tenant's expense, at a cost or charge equal to the costs incurred in such maintenance plus an additional charge or 15%. Notwithstanding any provisions of this Lease to the contrary, all repairs, alterations or additions to the base Building or its systems (as opposed to those involving only Tenant's Leasehold improvements), and all repairs, alterations or additions to Tenant's non-Building Standard leasehold improvements which affect the Building's structural components or major mechanical, electrical or plumbing systems in the Building, to be made by or for or on behalf of Tenant, shall be made by Landlord or its contractor only, and, except as otherwise provided in Exhibit C attached hereto, shall be paid for by Tenant in an amount equal to Landlords, costs plus an additional charge of 15%.


                                   ARTICLE 7

     7.01 LANDLORD INSURANCE. Landlord shall insure the Project and shall
          ------------------
maintain liability and other insurance in such amounts as may be required by Landlord's mortgagee, or in such greater amounts as Landlord, in its sole discretion, may deem appropriate. The cost of such insurance, including any deductible paid thereunder by Landlord, shall be an "Operating Expense" as defined in Section 3.03 hereof. Such insurance shall be for the sole benefit of Landlord and, if required, Landlord's mortgagee. If the annual premiums to be paid by Landlord exceed the standard rates because of Tenant's operations within or contents of the Premises or because improvements to the Premises are beyond Building Standard, Tenant shall promptly pay the excess amount of the premium upon request by Landlord (and if necessary, Landlord may allocate the insurance costs of the Building to give effect to this sentence).

     7.02 TENANT INSURANCE. Tenant shall, at Tenant's expense fully insure its
          ----------------
property located in the Premises against fire and other casualty and shall maintain comprehensive general liability insurance insuring Landlord and Tenant against any liability arising out of ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto, including contractual liability insurance (with respect to Section 7.04 hereof), with insurance companies approved by Landlord and with limits of liability of at least $2,000.000 in each occurrence for Bodily Injury and Property Damage combined and $2,000,00O general aggregate for Bodily Injury and Property Damage combined with the endorsement of comprehensive general liability CG-2504. Tenant shall cause Landlord to be named as an additional insured under such policies and shall, not less than twenty (20) days prior to (a) the Commencement Date, and (b) the expiration of old policies, furnish Landlord with certificates of insurance with loss payable clauses satisfactory to Landlord. The limit of such insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry such insurance under a blanket policy, provided such insurance has a Landlord's protective liability endorsement attached thereto. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. No policy shall be cancelable or subject to reduction of coverage except after thirty (30) days prior written notice to Landlord.

     7.03 WAIVER OF SUBROGATION. Whenever (a) any loss, cost, damage or expense
          ---------------------
resulting from fire, explosion or any other casualty or occurrence is incurred by either of the parties to this Lease in connection with the Premises or the Project, and (b) such party is then covered (or is required under this Lease to be covered) in whole or in part by insurance with respect to such loss, cost, damage or expense, then the party so insured hereby releases the other party from any liability it may have on account of such loss, cost, damage or expense to the extent of any amount recovered by reason of such insurance, and waives any right of subrogation which might otherwise exist on account thereof, provided that such release of liability and waiver of the right to subrogation shall not be operative in any case where the effect thereof is to invalidate such insurance coverage or increase the cost thereof (provided, that in the case of increased cost, the other party shall have the right, within thirty (30) days following written notice, to pay such increased costs, thereupon keeping such release and waiver in full force and effect). Landlord and Tenant shall use their respective best efforts to obtain such a release and waiver of subrogation from their respective insurance carriers and shall obtain any special endorsements, if required by their insurer, to evidence compliance with the aforementioned waiver.

     7.04  INDEMNITY. Tenant hereby indemnifies and holds Landlord harmless from
           ---------
and against any and all claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by Tenant on or about the Project and shall further indemnify and hold harmless Landlord from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of, or due to the negligence of, the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from and against all costs, attorney's fees expenses and Liabilities incurred in or related to any such claim or any action or proceeding brought thereon. Tenant as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons including death in, upon or about the Project except for such, damage or injury caused by Landlord's negligence, and Tenant hereby waives all claims in respect thereof against Landlord.

                                   ARTICLE 8

     8.01  CASUALTY. Tenant shall give Landlord written notice of any fire or
           --------
other casualty occurring within the Premises on the next business day following such occurrence or Tenant's knowledge thereof, whichever is later. If the Premises or Project (provided such damage to the Project would constitute an interference with Tenant's quiet enjoyment of the Premises), or any portion of either, shall be damaged by fire or other casualty covered by the insurance carried by Landlord hereunder and the cost of repairing such damage shall not be greater than 10% of the then full replacement cost thereof, then, subject to the following provisions of this Article. Landlord shall repair the Premises and/or Project. If the Premises or Project shall be damaged (a) by fire or other casualty not covered by insurance carried by Landlord hereunder, (b) by fire or other casualty covered by insurance carried by Landlord hereunder and Landlord's mortgagee requires that such insurance proceeds be used to retire the mortgage debt, or (c) to an extent greater than 40% of the then full replacement cost thereof, then Landlord shall have the option (i) to repair or reconstruct the damaged Premises or Project to substantially the same condition as immediately prior to such fire or other casualty, or (ii) to terminate this Lease by so notifying Tenant within one hundred twenty (120) days after the date of such fire or other casualty, such termination to be effective as of the date of such fire or other casualty. The Rent required to be paid hereunder shall be abated in proportion to the portion of the Premises, if any, which is rendered untenantable by fire or other casualty hereunder until repairs of the Premises are completed or if the Premises are not repaired, until the Expiration Date hereunder. Other than such rental abatement, no damages, compensation or claims shall be payable by Landlord for loss of the use of the whole or any part of the Premises, Tenant's personal property, or any inconvenience, loss of business, or annoyance arising from any such repair and reconstruction. If the damage results from the fault or negligence of Tenant, its agents, employees, licensees or invitees, Tenant shall not be entitled to any abatement or reduction of any Rent or other sums due hereunder, and such damage shall be repaired by Tenant, or at Landlord's option by Landlord, at Tenant's expense. If this Lease is terminated as provided in (c)(ii) above, all Rent shall be apportioned and paid up to the date of such termination. Landlord shall not be required to repair or replace any furniture, furnishings, or other personal property that Tenant may be entitled to remove from the Premises or any property constructed and installed by or for Tenant pursuant to Section 6.01 hereof or any installations in excess of Building Standard.

     8.02  END OF TERM CASUALTY. Notwithstanding anything to the contrary in
           --------------------
this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises or the Project when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of Term or any extension thereof.

                                   ARTICLE 9


    9.01   CONDEMNATION. If more than 20% of the Premises should be taken for
           ------------
any public or quasi-public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then either party hereof shall have the right, at its option, to terminate this Lease as of the date when physical possession of the Premises is taken by the condemning authority. If 20% or less of the Premises is so taken or sold or if this Lease is not terminated upon any taking or sale of greater than 20% of the Premises, the Rent payable hereunder (including an appropriate adjustment of the Pro Rata Share) shall be abated in proportion to the portion of the Premises which is rendered untenantable by such condemnation and Landlord shall, to the extent Landlord deems feasible and if permitted by Landlord's mortgagee, ground lessor or other secured parry, restore the Premises to substantiallv its former condition, but Landlord shall not in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. If any part of the Project other than the Premises may be so taken or sold, Landlord shall have the right at its option to terminate this Lease as of the date when physical possession of such part of the Project is taken by the condemning authority.
Al1 amounts awarded upon taking of any part or all of the Project or the Premises shall belong to Landlord and Tenant shall not be entitled to, and expressly assigns all claims, rights and interests to, any such compensation to Landlord.

                                  ARTICLE 10


     10.01 ENTRY. Landlord, its agents, employees and representatives, shall
           -----
have the right to enter the Premises at any time upon reasonable notice to Tenant under the circumstances (which notice may be oral and not in compliance with Section 15.08 hereof, but no notice shall be required in the case of routine maintenance or an emergency) to show the Premises to prospective tenants or purchasers or for any purpose that Landlord may reasonably deem necessary for the operation and maintenance of the Project. Tenant hereby waives any claim for damages or for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes. Landlord shall at all times have and retain a key with which to unlock all of the doors in upon and about the Premises, excluding Tenant's vaults, safes and files. Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in, upon and about the Premises in an emergency in order to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property.

                                  ARTICLE II

    11.01  SUBORDINATION. This Lease is and shall be subject and subordinate to
           -------------
any and all ground or similar leases affecting the Project, and to all mortgages, deeds of trust, and security agreements that may now or hereafter encumber or affect the Project or any interest of Landlord therein and/or the contents of the Building, and to any advances made on the security thereof and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any such leases, mortgages. deeds of trust and/or security agreements. This clause shall be self-operative and no further instrument of subordination need be required by any owner or holder of such ground lease mortgage, deed of trust or security agreement. Tenant agrees to execute and return any estoppel certificate, consent or agreement reasonably requested by any such lessor, mortgagee, trustee or secured party in connection with this Section within ten (10) days after receipt of same, and Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact to execute the same if Tenant fails to respond within such period. Tenant shall furnish any mortgagee of Landlord secured by a lien on the Project, any lessor to Landlord under a ground lease of the Project, or any secured party under a security agreement encumbering the interest of Landlord, with written notice of any default or breach by Landlord at least sixty (60) days prior to the exercise by by Tenant of any rights and/or remedies of Tenant hereunder arising out of such default or breach.

    11.02  ATTORNMENT.  If any ground or similar such lease, mortgage, deed of
           ----------
trust or security agreement is enforced by the ground lessor, the mortgagee, the trustee, or the secured party, Tenant shall, upon request attorn to the lessor under such lease or the mortgage or purchaser at such foreclosure sale, or any person or party succeeding to the interest of LandLord as a result of such enforcement as the case may be, and execute instrument(s) confirming such attornment: provided however, that if this Lease was approved and accepted in writing by such lessor, mortgagee, trustee or secured party. Tenant's attornment shall be conditioned upon the agreement by such successor to landlord's interest not to disturb Tenant's possession hereunder during the Term so 1ong as Tenant performs its obligations under this Lease. In the event of such enforcement and upon Tenant's attornment as aforesaid. Tenant will automatically become the tenant of the successor to Landlord's interest without charge in the terms or provisions of this Lease; provided, however, that such successor to Landlord's interest shall not be bound by (a) any payment of Rent for more than one month in advance (except prepayments for security deposits, if any), (b) any amendments or modifications of this Lease made without the prior written consent of such lessor or mortgagee, or (c) any credits, offsets, defenses or claims which Tenant may have against Landlord.

    11.03  QUIET ENJOYMENT. Tenant, on paying the Rent and keeping and
           ---------------
performing the conditions and covenants herein contained, shall and may peaceably and quietly enjoy the Premises for the Term, subject to the aforesaid underlying leases, mortgages, deeds of trust and security agreements, all applicable laws and other governmental and legal requirements, applicable insurance requirements and regulations, and the provisions of this Lease. It is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and its successors only with respect to breaches occurring during its and their respective ownership of the Landlord's interest hereunder.

                                  ARTICLE 12

    12.01  ASSIGNMENT AND SUBLETTING. Tenant shall not, voluntarily, by
           -------------------------
operation of law, or otherwise, assign, transfer, mortgage, pledge, or encumber this Lease or sublease the Premises or any part thereof, or suffer any person other than Tenant, its employees, agents, servants and invitees to occupy or use the Premises or any portion thereof, without the express prior written consent of Landlord which will not be unreasonably withheld. Any attempt to do any of the foregoing without such written consent shall be null and void and of no effect and shall further constitute a material default under this Lease. If Tenant so requests Landlord's consent, said request shall be in writing specifying the identity of the proposed transferee, the duration of said desired sublease or assignment, the date same is to occur, the exact location of the space affected thereby and the proposed rentals on a square foot basis chargeable thereunder, and shall be submitted to Landlord at least thirty (30) days in advance of the date on which Tenant desires to make such assignment or sublease or allow such occupancy or use. Upon such request Landlord may, with reasonable business judgment, (a) grant such consent subject to Landlord's approval of the assignee, transferee, subtenant, or mortgagee, or (b) deny such consent. If Landlord does not give such consent in writing within fifteen (15) days of the date such consent is requested, then Landlord's consent shall be deemed to have been denied. In no event may Tenant assign this Lease or sublease the Premises or any portion thereof to any party whose operations in the Project would not be in keeping with, or would detract from, the operations of other tenants in the Project. Tenant shall advise Landlord within thirty
(30) days of any change in a majority of the voting rights or other controlling rights or interests of Tenant.

    In any situation in which Landlord consents to an assignment or sublease hereunder. Tenant shall promptly deliver to Landlord a fully executed copy of the final sublease agreement or assignment instrument and all ancillary agreements relating thereto. No assignment shall be effective unless the assignee has agreed within the assignment instrument to assume the obligations of Tenant hereunder and to be personally bound by all of the covenants, terms and conditions hereof on the part of Tenant to be performed or observed hereunder.

    12.02  CONTINUED LIABILITY. Tenant shall, despite any permitted assignment
           -------------------
or sublease, remain directly and primarily liable for the performance of all of the covenants, duties, and obligations of Tenant hereunder, and Landlord shall be permitted to enforce the provisions of this Lease against Tenant or any assignee or sublessee without demand upon or proceeding in any way against any other person.

    12.03  CONSENT. Consent by Landlord to a particular assignment or sublease
           -------
shall not be deemed a consent to any other or subsequent transaction. If this Lease is assigned or if the Premises are subleased without the permission of Landlord, then LandLord may nevertheless collect Rent from the assignee or sublessee and apply the net amount collected to the Rent payable hereunder, but no such transaction or collection of Rent or application thereof by Landlord shall be deemed a waiver of any provision hereof or a release of Tenant from the performance of the obligations of the Tenant hereunder.

    12.04  PROCEEDS. All cash or other proceeds of any assignment, sale or
           --------
sublease of Tenant's interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord notwithstanding the fact that such proceeds exceed the Rent called for hereunder, and Tenant hereby assigns all rights it might have or ever acquire in any such proceeds to Landlord.

                                  ARTICLE 13

    13.01  DEFAULT. Each of the following shall constitute a "Default" by
           -------
Tenant:

           (a) The failure of Tenant to pay the Rent or any part thereof when due, and the failure to cure the problem within five (5) days of receipt of written notice from Landlord; provided, however that Landlord shall not be obligated to give written notice more than three (3) times in any twelve month period:

           (b) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition:

           (c) Tenant takes any action to, or notifies Landlord that Tenant intends to, file a petition under any section or chapter of the United States Bankruptcy Code, as amended from time to time or under any similar law or statute of the United States or any state thereof: or a petition shall be filed against Tenant under any such statute or Tenant notifies Landlord that it knows such a petition will be filed: or the appointment of a receiver or trustee to take possession of substantiallv all of Tenant's assets located at the Premises or of Tenant's interest in this Lease: or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease; unless the application of this subsection 13.01(c) shall contravene any applicable law:

           (d) Tenant shall fail to fulfill or perform, in whole or in part, any of its obligations under this Lease (other than the payment of Rent) and such failure or nonperformance shall continue for a period of thirty
     (30) days after written notice thereof has been given by Landlord to
     Tenant:

           (e) Tenant shall vacate or abandon the Premises or any significant portion thereof:

           (f) Tenant shall fail to take possession of the Premises when Landlord notifies Tenant that the Premises are ready for occupancy;

           (g) The occurrence of any event or condition having a material and adverse effect on the assets, liabilities, financial condition, business or operations of Tenant as they exist on the date of this Lease, or the ability of Tenant to meet its obligations under this Lease on a timely basis as provided herein: or

           (h) Any representation or warranty by Tenant in this Lease or in any certificate, statement or other document furnished pursuant to or under this Lease, including, without limitation, financial statements, proves to be or becomes incorrect in any material respect.

    13.02  RIGHTS UPON DEFAULT. If a Default by Tenant occurs, then at any time
           -------------------
thereafter prior to the curing thereof, with or without notice or demand, Landlord may exercise any and all rights and remedies available to Landlord under this Lease, at law or in equity, including without limitation, termination of this Lease and termination of Tenant's right to possession without terminating the Lease. If Tenant is in Default for nonpayment of Rent and if Tenant fails to pay same in full within five (5) days after Landlord hand delivers to the

Premises written notice of Landlord's intent to exercise its lockout rights, then Landlord shall be entitled to change or modify door locks on all entry doors of the Premises and Tenant shall not be entitled to a key to re-enter the Premises until all delinquent Rent is paid in full: provided, however, Landlord shall immediately thereafter post a notice on an entry door to the Premises, stating that Landlord has exercised such lockout rights. If Tenant vacates or abandons the Premises or any significant portion thereof. Landlord may permanently change the locks without notice to Tenant, and Tenant shall not be entitled to a key to re-enter the Premises. The two preceding sentences shall supersede any conflicting provisions of Section 93.002 of the Texas Property Code or any successor statue In the event of a Default, Landlord may, without additional notice and without court proceedings, re-enter and repossess the Premises and remove all persons and property therefrom, and Tenant hereby agrees to surrender possession of the Premises, waives any claim arising by reason thereof or by reason of issuance of any distress warrant or writ of sequestration, and agrees to hold Landlord harmless from any such claims. If Landlord elects to terminate this Lease, it may treat the default as an entire breach of this Lease and Tenant shall immediately become liable to Landlord for damages equal to the total of (a) the cost of recovering, reletting, including, without limitation, the cost of leasing commissions attributable to the unexpired portion of the Term of this Lease, and remodeling the Premises, (b) all unpaid Rent and other amounts earned or due through such termination, including interest thereon at the rate specified in Section 13.04 hereof, plus (c) the present value (discounted at the rate of 8% per annum) of the balance of the Rent for the remainder of the Term less the present value (discounted at the same rate) of the fair market rental value of the Premises for said period and (d) any other sum of money and damages owed by Tenant to Landlord. If Landlord elects to terminate Tenant's right to possession of the Premises without terminating this Lease. Landlord may (but shall not be obligated to) rent the Premises or any part thereof for the account of Tenant to any person or persons for such rent and for such terms and conditions as Landlord deems appropriate, and Tenant shall be liable to Landlord for the amount, if any, by which the Rent for the unexpired balance of the Term exceeds the net amount, if any, received by Landlord from such reletting, being the gross amount so received by Landlord less the costs of repossession, reletting, remodeling, and other expenses incurred by Landlord. Such sum or sums shall be paid by Tenant in monthly installments on the first day of each month of the Term. In no case shall Landlord be liable for failure to relet the Premises or to collect the rent due under such reletting, and in no event shall Tenant be entitled to more than 50% of any excess rents received by Landlord. All rights and remedies of Landlord shall be cumulative and not exclusive.

    13.03  COSTS. If a Default by Tenant occurs, then Tenant shall reimburse
           -----
Landlord on demand for all costs reasonably incurred by Landlord in connection therewith including, but not limited to, reasonable attorney's fees, court costs, and related costs, plus interest thereon from the date such costs are paid by Landlord until Tenant reimburses Landlord, at the rate specified in
Section 13.04 hereof.

    13.04  INTEREST. ALL late payments of Rent, costs or other amounts due from
           --------
Tenant under this Lease shall bear interest from the date due until paid at the rate of 18% per annum; provided, however, in no event shall the rate of interest hereunder exceed the maximum non-usurious rate of interest (the Maximum Rate) permitted by the applicable laws of the State of Texas or the United States of America, whichever shall permit the higher non-usurious rate, and as to which Tenant could not successfully assert a claim or defense of usury, and to the extent that the Maximum Rate is determined by reference to the laws of the State of Texas the Maximum Rate shall be the indicated rate ceiling (as defined and described in Texas Revised Civil Statutes, Article 5069-1.04, as amended) at the applicable time in effect.

   13.05  LANDLORD'S LIEN. Landlord reserves (and is hereby granted) a first and
          ---------------
superior lien and security interest (which shall be in addition to and not in lieu of the statutory landlord's lien) on all fixtures, equipment, and personal property (tangible and intangible) (excluding any confidential or proprietary information or trade secrets, or trade secret information, stored in any form) now or hereafter placed by Tenant in or on the Premises to secure all sums due by Tenant hereunder, which lien and security interest may be enforced by Landlord in any manner provided by law, including, without limitation, under and in accordance with the Texas Uniform Commercial Code. The provisions of this Section shall constitute a security agreement under the Texas Uniform Commercial Code and, at Landlord's request. Tenant shall execute and file, where appropriate, all documents required to perfect the security interest herein granted in accordance with the Texas Uniform Commercial Code. Landlord may at its election at any time file a copy of this Lease as a financing statement. Unless otherwise provided by law and for the purpose of exercising any right pursuant to this Section. Landlord and Tenant agree that reasonable notice shall be met if such notice is given by five days' written notice, certified mail, return receipt requested, to Landlord or Tenant at the address specified herein.

     13.06  NON-WAIVER. The failure of Landlord to seek redress for violation
            ----------
of, or to insist upon the strict performance of, any covenant or condition of this Lease shall not prevent a subsequent act or omission that would have originally constituted a violation of this Lease from having all the force and effect of an original violation. The receipt by Landlord of Rent with or without knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach, shall not reinstate this Lease or Tenant's right of possession if either or both have been terminated, and shall not otherwise affect any notice, election, action, or suit by Landlord. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing signed by Landlord. No act or thing done by Landlord during the Term shall be deemed an acceptance of a surrender of the Premises and no agreement to accept such surrender shall be valid, unless express and in writing signed by Landlord.


                                  ARTICLE 14

     14.01  FINANCIAL STATEMENTS. Tenant, at the reasonable request of Landlord
            --------------------
from time to time, shall deliver to Landlord current financial statements, including, without limitation, balance sheets, profit and loss statements, reconciliations of capital and surplus, changes in financial condition, schedules of sources and applications of funds, and operating statements with respect to the business of Tenant, all of which shall, at the request of Landlord, be certified by an independent certified public accountant. Landlord agrees that such information shall be kept confidential.

     14.02  CORPORATE RESOLUTIONS. If Tenant is a corporation, Tenant shall,
            ---------------------
within thirty (30) days following the execution and delivery of this Lease, deliver a fully executed Certificate of the Secretary in the form attached hereto as Exhibit G. Such certificate shall have attached a copy of the resolution(s) of Tenant's corporate board authorizing its officers to enter into this Lease; the resolution(s) may be in the form indicated or otherwise.


                                  ARTICLE 15

     15.01  AMENDMENT.  Any agreement hereafter made between Landlord and Tenant
            ---------
shall be ineffective to modify, release, or otherwise affect this Lease, in whole or in part unless such agreement is in writing and signed by the party to be bound thereby.

     15.02  SEVERABILITY. If any term or provision of this Lease shall, to any
            ------------
extent, be held invalid or unenforceable by a final judgment of a court of competent jurisdiction, the remainder of this Lease shall all not be affected thereby.

     15.03  ESTOPPEL LETTERS.  Tenant shall promptly upon request from Landlord
            ----------------
execute and acknowledge a certificate containing such information as may be reasonably requested for the benefit of Landlord, any prospective purchaser or any current or prospective mortgagee of all or any portion of the Project.

     15.04  LANDLORD'S LIABILITY AND AUTHORITY. The liability of Landlord to
            ----------------------------------
Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Project, it being intended that Landlord, its officers, directors and employees shall not be personally liable for any judgment or deficiency. Whenever in this Lease there is imposed upon Landlord the obligation to use its best efforts, reasonable efforts, diligence or act in good faith, Landlord shall be required to do so only to the extent the same is economically feasible and otherwise will not impose upon Landlord extreme financial or other burdens.

     15.05  HOLDOVER. If Tenant shall remain in possession of the Premises after
            --------
the Expiration Date or earlier termination of this Lease, then Tenant shall be deemed a tenant-at-will whose tenancy is terminable at any time. In such event, Tenant shall pay Rent at one and one quarter the daily rental rate prevailing on the date of such termination or expiration, but otherwise shall be subject to all of the obligations of Tenant under this Lease. Additionally, Tenant shall pay to LandLord all damages sustained by Landlord on account of such holding over by Tenant.

     15.06  SURRENDER. Upon the expiration or earlier termination of the Term.
            ---------
Tenant shall peaceably quit and surrender the Premises in good order and condition excepting ordinary wear and tear, but subject to Sections 6.01 and
6.02 hereof. All obligations of Tenant for the period of time prior to the expiration or earlier termination of the Term shall survive such expiration or termination.

     15.07  PARTIES AND SUCCESSORS. Subject to the limitations and conditions
            ----------------------
set forth elsewhere herein, this Lease shall bind and inure to the benefit of the respective heirs, legal representatives, successors, and permitted assigns and/or sublessees of the parties hereto. The term "Landlord", as used in this Lease, so far as the performance of any covenants or obligations on the part of Landlord under this Lease are concerned, shall mean only the owner of the Project at the time question, so that in the event of any transfer of title to the Project, the party by whom may such transfer is made shall be relieved of all liability and obligations of the Landlord arising under this Lease from and after the date of such transfer. Landlord shall have the right to transfer, sell, assign, mortgage or encumber, in whole or in part, all of its rights and obligations hereunder and in the Building, the Land, the Project and other property of Landlord referred to herein.

     15.08  NOTICE. Except as otherwise provided herein, any statement, notice
            ------
or other communication that Landlord or Tenant may desire or be required to give to the other shall be deemed sufficiently given or rendered if hand delivered, or if sent by registered or certified mail, return receipt requested, addressed at the address(es) first hereinabove given or at such other addresses(es) as the other parry shall designate from time to time by prior written notice, and such notice shall be effective when the same is received or in the case of mail notice, the earlier of when delivery is attempted or acceptance of a letter is declined, and otherwise upon receipt, if mailed as herein provided.

     15.09  RULES AND REGULATIONS. Tenant, its servants, employees, agents,
            ---------------------
visitors, invitees, and licensees, shall observe faithfully and comply strictly with the Rules and Regulations set forth in Exhibit D hereto, and shall abide by and conform to such further Rules and Regulations as Landlord may from time to time reasonably make, amend or adopt, after Tenant receives a copy thereof.

     15.10  CAPTIONS. The captions in this Lease are inserted only as a matter
            --------
of convenience and for reference and they in no way define, limit, or describe the scope of this Lease or the intent of any provision hereof.

     15.11  NUMBER AND GENDER. All genders used in this Lease shall include the
            -----------------
other genders, the singular shall include the plural, and the plural shall include the singular, whenever and as often as may be appropriate.

     15.12  GOVERNING LAW. This Lease shall be governed by and construed in
            -------------
accordance with the Laws of the State of Texas.

     15.13  INABILITY TO PERFORM. Notwithstanding Section 15.18 hereof, whenever
            --------------------
a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord, and such nonperformance or delay in performance by Landlord shall not constitute a breach or default by Landlord under this Lease nor give rise to any claim against Landlord for damages or constitute a total or partial eviction, constructive or otherwise.

     15.14  USE OF NAME. Tenant shall not, except to designate Tenant's business
            -----------
address (and then only in a conventional manner and without emphasis or display), use the name or mark "Austin Centre" for any purpose whatsoever.

     15.15  BROKER.  Tenant represents and warrants that Tenant has dealt with,
            ------
and only with OMNI Commercial Realty Advisors, Inc. as Landlord's exclusive broker and Tynes Realty as Tenant's exclusive broker in connection with this Lease and that, insofar as Tenant knows, no other broker(s) negotiated this Lease or are entitled to any commission in connection herewith. Tenant shall indemnify and hold harmless Landlord from and against all claims (and costs of defending against and investigating such claims) of any other broker(s) or similar parties claiming under Tenant in connection with this Lease. Landlord shall indemnify and hold harmless Tenant from and against all claims (and costs of defending against and investigating such claims) of any other broker(s) or similar parties claiming under Landlord in connection with this Lease.

     15.16  MEMORANDUM OF LEASE. Without the prior written consent of Landlord
            -------------------
(which may be granted or withheld in Landlord's sole discretion), Tenant shall not record this Lease or any memorandum or other instrument with respect to this Lease. Upon the date of execution of this Lease, or at any time thereafter, and at the request of Landlord, Tenant and Landlord shall execute a memorandum in recordable form setting forth the material terms and conditions of this Lease.

     15.17  ENTIRE AGREEMENT. This Lease, including all Exhibits attached
            ----------------
hereto (which Exhibits are hereby incorporated herein and shall constitute a portion hereof), contains the entire agreement between Landlord and Tenant with respect to the subject matter hereof. Tenant hereby acknowledges and agrees that neither Landlord nor Landlord's agents or representatives have made any representations, warranties, or promises with respect to the Project, the Premises, Landlord's services, or any other matter or thing except as herein expressly set forth, and no rights, easements, or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in this Lease. The taking of possession of the Premises by Tenant shall be conclusive evidence, as against Tenant, that Tenant accepts the Premises and the Project, and that same were in good and satisfactory condition at the time such possession was so taken. Further, the terms and provisions of this Lease shall not be construed against or in favor of a party hereto merely because such party is the "Landlord" or the "Tenant" hereunder or such party or its counsel is the draftsman of this Lease.

     15.18  TIME OF ESSENCE. Time is of the essence of this Lease and each and
            ---------------
all of its provisions in which performance is a factor.

     15.19  PARKING. Tenant shall have the right to use the parking facilities
            -------
of the Building, subject to the monthly rates, rules and regulations, and any other charges of Landlord for such parking facilities, all as more particularly set forth on Exhibit E hereto.

     15.20  TENANT TAXES. Tenant shall pay, or cause to be paid, before
            ------------
delinquency any and all taxes levied or assessed and which become payable during the Term upon all of Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises; except such property which has been paid for by Landlord and is the standard of the Building.

     15.21  ATTORNEY'S FEES. In the event Tenant defaults in the performance of
            ---------------
any of the terms, agreements or conditions contained in this Lease and Landlord places the enforcement of this Lease, or any part thereof, or the collection of any rent due or to become due hereunder, or recovery of the possession of the Premises, in the hands of any attorney who files suit upon the same, the Tenant shall pay the Landlord's reasonable attorney's fees.

     15.22  LANDLORD ALTERATIONS OR MODIFICATIONS. Notwithstanding anything
            -------------------------------------
herein to the contrary, Landlord expressly reserves the right in its sole discretion to temporarily or permanently change the location of, close, block or otherwise alter any entrances, corridors, skywalks, tunnels, doorways, or walkways leading to or providing access to the Building or any part thereof or otherwise restrict the use of same provided such acts do not unreasonably impair Tenant's access to the Premises. Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof and such acts shall not be deemed to be a breach of any of Landlord's obligations hereunder. Landlord agrees to exercise good faith in notifying Tenant within a reasonable time in advance of any alterations, modification or other acts of Landlord under this Section.

     15.23  NAME CHANGE. Landlord and Tenant covenant and agree that Landlord
            -----------
hereby reserves and shall have the right at any time and from time to time to change the name of the Building as Landlord may deem advisable, and Landlord shall not incur any liability whatsoever to Tenant as a consequence thereof.


                                  LANDLORD:

                                  BRAZOS AUSTIN CENTRE, LTD.


                                  By:_______________________________
                                  Printed Name:_____________________
                                  Title:____________________________
                                  Date:_____________________________



                                  TENANT:

                                  CITYSEARCH, INC.


                                  By: [SIGNATURE ILLEGIBLE]
                                     -------------------------------
                                  Printed Name: Bradley Ramberg
                                               ---------------------
                                  Title:  CFO - VP Finance
                                        ----------------------------
                                  Date:
                                        ----------------------------

EXHIBITS:

EXHIBIT A:  FLOOR-PLANS
EXHIBIT B:  LEGAL DESCRIPTION
EXHIBIT C:  WORK-LETTER
EXHIBIT D:  RULES AND REGULATIONS
EXHIBIT E:  PARKING
EXHIBIT F:  COMMENCEMENT DATE DECLARATION
EXHIBIT G:  CERTIFICATE OF THE SECRETARY
EXHIBIT H:  NONE
EXHIBIT I:  NONE
EXHIBIT J:  RIGHT OF FIRST REFUSAL
EXHIBIT K:  NONE
EXHIBIT L:  MEMORANDUM OF LEASE
EXHIBIT M:  LIMITED TERMINATION OPTION

                                   EXHIBIT A
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT


                                  FLOOR-PLANS
                                  -----------

                                [SEE ATTACHED]




INITIALED FOR IDENTIFICATION BY LANDLORD ______ AND TENANT ILLEGIBLE]
                                                           -----------

                                   EXHIBIT A

                  [PLAN OF CITYSEARCH SUITE 440 APPEARS HERE]

                                   EXHIBIT B
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT

                              LEGAL DESCRIPTION
                              -----------------

A FIELD NOTE DESCRIPTION OF A 1.75 ACRE TRACT OF LAND BEING ALL OF BLOCK 85 ORIGINAL CITY OF AUSTIN, TRAVIS COUNTY, TEXAS. PLAT OF SAID ORIGINAL CITY OF AUSTIN BEING RECORDED AT THE GENERAL LAND OFFICE IN AUSTIN, TEXAS. SAID 1.75 ACRE TRACT BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

COMMENCING at a concrete monument found in the intersection or the centerlines of East Eighth Street and Brazos Street.

THENCE S 26 degrees 03'0l" E, a distance of 56.52 feet to a punchhole set in concrete at the intersection of the south right-of-way line of East Eighth Street and the east right-of-way lines of Brazos Street, and being a perpendicular distance of 40.00 feet east of the said monumented centerline of Brazos Street and being a perpendicular distance of 40.00 feet south of the monumented centerline of East Eighth Street for the northwest corner and POINT OF BEGINNING hereof:

THENCE with the west line of said Block 85 being parallel to and a perpendicular distance of 40.00 feet east of the said monumented centerline of Brazos Street S 19 degrees 00'00" W, for a distance of 276.69 feet to an iron pin in the north right-of-way line of East Seventh Street and being a perpendicular distance of
40.00 feet north of the monumented centerline of East Seventh Street for the southwest corner hereof:

THENCE with the south line of said Block 85 being parallel to and a perpendicular distance of 40.00 feet north of the monumented centerline of East Seventh Street S 71 degrees 06"5l" E, a distance of 276.17 feet to an iron pin set in the west right-of-way line of San Jacinto Street and being a perpendicular distance of 40.00 feet to the west of said monumented centerline of San Jacinto Street for the southeast corner hereof:

THENCE with the east line of said Block 85 being parallel to and a perpendicular distance of 40.00 feet west of the monumented centerline of San Jacinto Street N 18 degrees 59'22" E, for a distance of 276.52 feet to an iron pin set in the south right-of-way line of East Eighth Street and being a perpendicular distance of 40.00 feet south of the said monumented centerline of East Eighth Street for the northeast corner hereof:

THENCE with the north line of said Block 85 being parallel to and a perpendicular distance of 40.00 feet south of the monumented centerline of East Eighth Street N 71 degrees 06"03" W, a distance of 276.12 feet to the POINT OF BEGINNING and containing 1.75 acres of land, more or less.


INITIALED FOR IDENTIFICATION BY LANDLORD ______ AND TENANT [SIGNATURE ILLEGIBLE]
                                                           ---------------------

                                   EXHIBIT C
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT


                                  WORK-LETTER
                                  -----------


     1. Prior to the Commencement Date, Landlord shall, at its sole cost and expense, do the work described and reflected in the approved plans (herein called the "Work") necessary to furnish and install within the Premises, the tenant improvements defined below as Building Standard. The cost of the Work shall be advanced by Landlord for the benefit of Tenant, to be repaid by Tenant in the form of Base Rent. All Work completed by Landlord will meet applicable building codes.

     For purposes of this Lease. "Building Standard" shall mean those improvements and other items as approved by Landlord as standard for buildout purposes on initial space and for expansion and additional space in the Building. The following shall apply unless otherwise specified in this Lease or in the plans and specifications for the Work:

     a.   Ceiling Systems: 2' X 4" suspended lay-in acoustical ceiling. Ceiling
          ---------------
tile is regular edged and is cut to resemble 1' X 1'.

     b.   HVAC System: A multi-zoned heating, ventilating, and air conditioning
          -----------
system is provided with perimeter slot diffusers, light fixture mounted supply troffers and ceiling mounted supply and return air grilles. Main duct runs and mixing boxes are provided on each floor for spin-in connections to supply points. Each zone is individually controlled by a wall mounted thermostat. Landlord's central plant will provide heat and conditioned air to each floor in quantities necessary to support typical office use occupancy during ordinary business hours as set forth in this Lease.

     c.   Window Wall: Window blinds in Landlord selected color will be provided
          -----------
at each exterior window. Interior window blinds will be provided to Tenant if they are determined by Landlord to be appropriate for the project.

     d.   Public Restroom: Complete men's and women's restroom facilities are
          ---------------
provided on each floor. All restrooms meet current handicap requirements.

     e.   Interior Partition: One (1) linear foot of latex flat painted
          ------------------
partition with rubber base per twelve (12) square feet of rentable area. Measurement will be through door openings.

     f.   Demising Partitions: One-half (1/2) the total length of demising
          -------------------
partitions separating tenants on multi-tenant floors will be added to interior partition footage.

     g.   Interior Doors: One (1) solid core wood veneer door with hollow metal
          --------------
frames and latchset will be provided per three hundred (300) square feet of rentable area.

     h.   Entry Doors: Front and rear entry doors will be provided with
          -----------
a building standard lockset and closer. Two (2) keys will be supplied with each lockset.

     i.   Light Fixtures: One (1) 2' X 4' parabolic lay-in fluorescent light
          --------------
fixture will be provided for each ninety (90) square feet of rentable area. Light fixtures are capable of receiving saddle type air troffer for supply air or adjustable slots for return air.


INITIALED FOR IDENTIFICATION BY LANDLORD ______ AND TENANT [SIGNATURE ILLEGIBLE]
                                                           ---------------------

     j.   Light Switches: One (1) single pole wall switch for lighting control
          --------------
will be provided for each three hundred twenty five (325) square feet of rentable area.

     k.   Duplex Outlets: One (1) 120 volt house circuited duplex wall outlet
          --------------
will be provided for each one hundred twenty five (125) square feet of rentable area.

     l.   Telephone Outlets: One (1) wall mounted telephone pull string will be
          -----------------
provided for each two hundred twenty (220) square feet of rentable area.

     m.   Flooring: Building standard flooring will be 32 ounce carpet glued
          --------
directly to the concrete slab.

     Standard line VCT can be installed in lieu of carpet at no additional cost.

     In order to ensure that the Landlord is able to maintain and monitor the quality of the building construction, the design intent of the systems, including warranties, guarantees, etc. and to further protect the unit prices established for the Building Standard items, it shall be understood that all Work will be performed by Landlord's contractor unless otherwise provided herein. It shall be understood that all mechanical, structural, electrical, plumbing and fire sprinkler engineering required to develop Tenant's improvements through modifications to Building Standard requested by Tenant and approved by Landlord to accommodate Tenant's layout will be done by the Landlord's engineers at Tenant's expense.

     2. Landlord shall provide, in consultation with Tenant, architectural working drawings for the improvements to the Premises (hereinafter called "Drawings"). The Drawings shall include partition and door location drawings, telephone and electric drawings and reflect ceiling drawings, and include any specifications required by Tenant including, but not limited to, paint colors, finish details, and non-standard construction work to be performed within the Premises by Landlord's contractors. Tenant covenants and agrees to deliver to Landlord all information necessary to cause said Drawings to be prepared in a timely matter. Landlord will, at Landlord's sole cost and expense, have mechanical (sprinkler, air conditioning, hearing, electric and plumbing) drawings prepared by Landlord's mechanical engineer or contractor covering, and limited to the mechanical elements of the Work as shown on the Drawings as the Work relates specifically to Building Standard installations as set forth in Paragraph 1 above. The cost of mechanical drawings relating to Work in addition to or exceeding Building Standard installations shall be paid by Tenant.

     3. Except as set forth in Paragraph 1 and Paragraph 2, Landlord has no other agreement with Tenant and has no other obligation to do any other work with respect to the Premises. Any other work in the Premises that may be permitted by Landlord pursuant to the terms and conditions of this Lease shall be done at Tenant's sole cost and expense and in accordance with said terms and conditions. If Landlord agrees to perform, at Tenant's request and upon submission by Tenant (at Tenant's sole cost and expense) of all necessary drawings, plans and specifications (the "Extra Work Drawings"), any other work in addition to the Work (the"Extra Work"), such Extra Work will be done at Tenant's sole cost and expense. Landlord shall submit to Tenant written estimates of the cost of Extra Work. Such estimate shall include a charge of 7
% of the total expenses and costs otherwise chargeable for the Extra Work, for Landlord's overhead (exclusive of and in addition to the general contractor's overhead and profit), whether the Extra Work is to be performed by Landlord or others). If Tenant shall fail to approve said estimates within seven (7) days from the receipt thereof, the same shall be deemed disapproved in all respects by Tenant and Landlord shall not be authorized to proceed thereon. Upon Landlord's approval of the Extra Work Drawings, Tenant agrees to pay 50% of the cost of the Extra Work to Landlord and the balance of the cost upon being billed therefor by Landlord at any time and from time to time thereafter. Landlord shall not be liable for any damages, nor shall the Commencement Date be delayed, nor any Rent abated, as a result of the construction or performance of any Extra Work or any delay in such construction or performance.

     4. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents to enter the Premises prior to the Commencement Date in order that Tenant may do such other work as may be required by Tenant to


INITIALED FOR IDENTIFICATION BY LANDLORD ______ AND TENANT        BR
                                                           ---------------
make the Premises ready for Tenant's use and occupancy thereof. If Landlord permits such entry prior to commencement of the Term, then such permission is conditioned upon Tenant and Tenant's agents, contractors, workmen, mechanics, suppliers and invitees, working in harmony and not interfering with Landlord and Landlord's agents in doing Landlord's work in the Premises or for other tenants and occupants of said Building. If at any time such entry shall cause or threaten to cause such disharmony or interference. Landlord shall have the right to withdraw such permission upon twenty-four (24) hours written notice to Tenant. Tenant agrees that any such entry into and occupation of the Premises shall be deemed to be under all of the terms, covenants, conditions and provisions of this Lease except as to the covenant to pay Rent, and further agrees Landlord shall not be liable in any way for any injury, loss or damage that may occur to any of Tenant's work and installations made in the Premises or to properties placed therein prior to the Commencement Date, the same being at Tenant's sole risk.

     5.   Tenant agrees that in the event Tenant shall have:

               (A) caused changes to be made in the Drawings after they have been prepared by Landlord or in the mechanical drawings and/or specifications thereof or work or improvements required thereby (notwithstanding Landlord's approval of such changes), or

               (B) directly, or indirectly through any person, firm or corporation employed by Tenant, unreasonably interfered with or delayed the work of Landlord's contractor, or

               (C) caused any delay in Landlord's completion of the Premises through any fault or negligence of Tenant or its agents.

thereby delaying Tenant's occupancy of the Premises, Tenant shall commence payment of Rent on the Commencement Date specified in Article 2 of this Lease.


INITIALED FOR IDENTIFICATION BY LANDLORD ______ AND TENANT [SIGNATURE ILLEGIBLE]

                                   EXHIBIT D
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH INC., AS TENANT


                             RULES AND REGULATIONS
                             ---------------------

   1. The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators of the Project shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licensees of Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the prior written consent of Landlord.

   2. No freight, furniture or bulky matter of any description will be received into the Project or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any hand trucks, carryalls of similar equipment used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.

   3. Landlord shall have the right to prescribe the weight, position and manner of installation of safes or other heavy equipment which shall, if considered necessary by Landlord, be installed in a manner that shall insure satisfactory weight distribution. All damage done to the Premises shall be repaired at the expense of Tenant. The time, routing and manner of moving safes or other heavy equipment shall be subject to prior approval by Landlord.

   4. Only persons authorized by Landlord will be permitted to furnish newspapers, ice, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Tenant, and only at hours and under regulations fixed by Landlord. Tenant shall use no other method of heating or cooling than that supplied by Landlord without Landlord's prior written consent.

   5. Neither Tenant nor the employees, agents, servants, visitors or licensees of Tenant shall at any time place, leave or discard any rubbish paper, articles or objects of any kind whatsoever outside the doors of the Premises or in the corridors or passageways of the Project. No animals or birds shall be brought or kept in or about the Project.

   6. Landlord shall have the right to prohibit any advertising by Tenant which in Landlord's opinion, tends to impair the reputation of the Project or its desirability for offices and, upon written notice from Landlord, Tenant will refrain from or discontinue such advertising.

   7. Tenant shall not place or cause or allow to be placed, any sign, placard, picture, advertisement, notice or lettering whatsoever, in, about or on the exterior of the Premises, Building or Project except in and at such places as may be designated by Landlord and consented to by Landlord in writing. Any such sign, placard, advertisement, picture, notice or lettering and graphics on corridor doors shall conform to the building standard prescribed by Landlord. No trademark shall be displayed in any event.

   8. Canvassing, soliciting or peddling in the Building and/or Project is prohibited and Tenant shall cooperate to prevent same.

   9. Landlord shall have the right to exclude any person from the Project other than during customary business hours as set forth in the Lease, and any person in the Project will be subject to identification by employees and agents of Landlord. All persons in or entering the Project shall be required to comply with the security policies of the Project.

INITIALED FOR IDENTIFICATION BY LANDLORD _____ AND TENANT       BR
                                                          ---------------

If Tenant desires additional security service for the Premises, Tenant shall have the right (with the prior written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Project of any person. In case of invasion, mob, riot or public excitement, the Landlord reserves the right to prevent access to the Project during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Project and property or persons therein.

  10. Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Premises.

  11. Tenant shall not conduct any restaurant, luncheonette, automat or cafeteria for the sale of food or beverages to its employees or to others. Tenant may, however, operate a coffee bar and microwave oven by and for its employees.

  12. Tenant shall not bring or permit to be brought or kept in or on the Premises or Project any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of light, radiation, magnetism, noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Project.

  13. Tenant shall not mark paint, drill into, or in any way deface any part of the Project or the Premises, provided that Tenant may hang artwork, whiteboards, corkboards and similar items as a part of their normal business operations. No boring, driving of nails or screws, cutting or stringing of wires shall be permitted, except with the prior consent of Landlord and as Landlord may direct. Tenant shall not install any resilient tile or similar floor covering in the Premises except with the prior approval of Landlord. The use of cement or other similar adhesive material is expressly prohibited.

  14. No additional locks or bolts of any kind shall be placed by Tenant on any door in the Project or the Premises, and no lock on any door therein shall be changed or altered by Tenant in any respect. Landlord shall furnish two keys for each lock on exterior doors to the Premises and shall on Tenant's request and at Tenant's expense, provide additional duplicate keys. All keys shall be returned to Landlord upon the termination of this Lease, and Tenant shall give to Landlord the explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use.

  15. Tenant shall give immediate notice to Landlord in case of theft, unauthorized solicitation or accident in the Premises or in the Project or of defects therein or in any fixtures or equipment, or of any known emergency in the Project.

  16. Tenant shall not allow the Premises to be used for photographic, lithographic or multigraphic reproductions except in connection with its own business and not as a service for others without Landlord's prior written consent.

  17. Tenant shall not use or permit any portion of the Premises to be used as an office for a public stenographer or typist, offset printing, the sale of liquor or tobacco, a barber or manicure shop, an employment bureau, a labor union office, a doctor's or dentist's office, a dance or music studio, any type of school, or for any use other than those specifically granted in this Lease.

  18. Tenant shall not advertise for laborers giving the Premises as an address, nor pay such laborers at a location in the Premises.

INITIALED FOR IDENTIFICATION BY LANDLORD __________AND TENANT
[SIGNATURE ILLEGIBLE]
---------------------

  19. The requirements of Tenant will be attended to only upon application at the office of Landlord in the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

  20. Tenants shall not place a load upon any floor of the Premises that exceeds the load per square foot that such floor was designed to carry and that is allowed by law. Business machines and mechanical and electrical equipment belonging to Tenant that cause noise, vibration, electrical or magnetic interference, or any other nuisance that may be transmitted to the structure or other portions of the Project or to the Premises to such a degree as to be objectionable to Landlord or that interfere with the use or enjoyment by other tenants of their premises or the public portions of the Project shall be placed and maintained by Tenant, at Tenant's expense, in settings of cork, rubber, spring type, or other vibration eliminators sufficient to eliminate noise or vibration.

  21. No awnings, draperies, shutters or other interior or exterior window coverings that are visible from the exterior of the Building or from the exterior of the Premises within the Building may be Installed by Tenant.

  22. Tenant shall not place, install or operate within the Premises or any other part of the Project any engine, stove or machinery, or conduct mechanical operations therein, without the written consent of Landlord.

  23. No portion of the Premises or any other part of the Project other than that portion of the Project operated as a hotel shall at any time be used or occupied as sleeping or lodging quarters.

  24.  Tenant shall at all times keep the Premises neat and orderly.

  25. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who or whose employees or invitees shall have caused it.

  26. Landlord reserves the right to exclude or expel from the Project any person who, in the judgement of Landlord, is intoxicated or under the Influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Project.

  27. No noxious, illegal or offensive activities shall be carried on in the Premises or the Project, nor shall anything be done which is an annoyance or nuisance or which interferes with the quiet enjoyment of other occupants of the Project. No activity is permitted which increases the rate of insurance for the Project or causes any insurance policy to be cancelled or not renewed, or which will impair the structural integrity of the Project.

  28 . Tenants and their employees, agents, visitors and licensees shall conduct themselves in an orderly, polite and inoffensive manner throughout the Project. Any tenant or employee, agent, visitor or licensee of any tenant who is intoxicated or under the influence of alcoholic beverages or drugs anywhere in the Project will be in violation of these rules and regulations.

  29. Landlord reserves the right, without the approval of Tenant, to rescind any Rules or Regulations, to add new reasonable Rules or Regulations or make reasonable amendments thereto, and to waive any Rules or Regulations with respect to any tenant or tenants.

INITIAL FOR IDENTIFICATION BY LANDLORD _____ AND TENANT        BR
                                                        ----------------

                                   EXHIBIT E
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD. AS LANDLORD
                        AND CITYSEARCH, INC. AS TENANT

                                    PARKING
                                    -------

     (a)  Guaranteed Spaces - Austin Centre Garage. Landlord agrees to provide,
          ----------------------------------------
and Tenant agrees to rent through the Term of the Lease, six (6) unreserved spaces for the parking of automobiles in the parking garage located at Austin Centre, Austin, Travis County, Texas. Tenant shall rent all such spaces unless and until Landlord releases Tenant from such spaces after Tenant gives at least sixty (60) days prior written notice to Landlord that Tenant desires to take fewer spaces, but Landlord shall be under no obligation to later make available to Tenant any spaces relinquished by Tenant. As rental for such parking spaces provided to Tenant hereunder, Tenant shall pay to Landlord or the operator of the garage, as may be designated from time to time by Landlord, monthly in advance in the same manner and in addition to the Base Rent provided in the Lease, rental on each such parking space at the rate of $80.00 for each unreserved space per month, plus tax.

     (b)  Guaranteed Spaces - St. David's Garage.  Landlord also agrees to make
          --------------------------------------
available to Tenant through the term of the Lease up to fourteen (14) spaces in the St. David's Garage at an initial cost of $68.00 per space per month, plus tax; rates for these spaces may be adjusted from time to time as specified by the operator of the garage. Landlord shall have no obligation to make available to Tenant any such spaces used and later relinquished by Tenant.

     (c)  Optional Spaces - St. David's Garage. If Tenant has used all of its
          ------------------------------------
Guaranteed Spaces in the St. David's Garage, then, subject to availability. Tenant may lease up to five (5) additional spaces in the St. David's Garage on a month to month basis at the rates specified from time to time by the operator of the garage.

     (d)  Default in Payment of Parking Fees. Upon the failure of Tenant to pay
          ----------------------------------
any parking fees when due, and the failure to cure such problem within five (5) days of receipt of written notice from Landlord (provided, however, that Landlord shall not be obligated to give written notice more than three (3) times in any twelve month period), Landlord shall be relieved of any further obligations under this Exhibit E furthermore, if Tenant has not paid such overdue amounts within ninety (90) days of receipt of the written notice or if Tenant is otherwise in default under the Lease at such time, then Tenant's failure to pay will be deemed to be a default under the Lease and Landlord may then exercise any other remedy allowed under this Lease.

     (e)  Miscellaneous.  Tenant shall comply with all traffic, security, safety
          -------------
and other rules and regulations promulgated from time to time by Landlord. Tenant shall indemnify and hold harmless Landlord from and against all claims, losses, liabilities, damages, costs and expenses (including, but not limited to, attorneys' fees and court costs) arising or alleged to arise out of Tenant's use of any such parking spaces, except to the extent caused by Landlord's negligence. In the event any of the guaranteed parking spaces are or become unusable at any time or from time to time throughout the Term, whether due to casualty or any other cause, this Lease shall continue in full force and effect; provided however, (i) Landlord shall make reasonable efforts to provide alternate parking and (ii) Tenant shall be entitled to an abatement of the rent due for any such space for so long as it is unavailable for use by Tenant during normal Building hours.

INITIALED FOR IDENTIFICATION BY LANDLORD _____ AND TENANT [SIGNATURE ILLEGIBLE]
                                                          ---------------------

                 FOR EXAMPLE PURPOSES ONLY -- TO BE COMPLETED
                    UPON ACTUAL OCCUPANCY OF THE PREMISES.

                                   EXHIBIT F
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT

                         COMMENCEMENT DATE DECLARATION
                         -----------------------------

     This declaration is executed with respect to that certain Austin Centre Lease Agreement (the "Lease") dated August 15, 1996 by and between Brazos Austin Centre, Ltd., a Texas corporation ("Landlord"), and CitySearch Inc., a Delaware corporation ("Tenant"), covering approximately 4,473 square feet of rentable area on floor four (4) of the Building. Capitalized terms used but not defined herein shall have the meanings given to them in the Lease.

     By their respective execution below. Landlord and Tenant each hereby stipulates and agrees that:

     (1) The Commencement Date (as defined in Section 2.02 of the Lease) occurred on_________, 1996 and the Expiration Date is March 31, 2002;

     (2)  The Premises contain 4,473 rentable square feet:

     (3) Tenant's Pro Rata Share for purposes of calculating rental adjustments based on payment of Operating Expenses is 1.3016%; and

     (4)  Base Rent is payable in monthly installments as follows:

               Lease Dates               Base Rent
               -----------               ---------

               09/16/1996 - 03/15/1997   Free Rent Period (No Base Rent or
                                         Rental Adjustment)

               03/16/1997 - 03/31/1998   $3,727.50 per month (based on a rental
                                         rate of $10.00 per rental square foot
                                         per year)

               04/01/1998 - 03/31/1999   $3,913.88 per month (based on a rental
                                         rate of $10.50 per rental square foot
                                         per year)

               04/01/1999 - 03/31/2000   $4,100.25 per month (based on a rental
                                         rate of $11.00 per rental square foot
                                         per year)

               04/01/2000 - 03/31/2001   $4,286.63 per month (based on a rental
                                         rate of $11.50 per rental square foot
                                         per year)

INITIALED FOR IDENTIFICATION BY LANDLORD_____ AND TENANT       BR
                                                        ----------------

               04/01/2001 - 03/31/2002   $4,473.00 per month (based on a rental
                                         rate of $12.00 per rental square foot
                                         per year)

     This declaration may be relied upon by any person having or acquiring an interest in the Lease or the Building, without notice to or consent of Landlord or Tenant.

                                         LANDLORD:

                                         BRAZOS AUSTIN CENTRE, LTD.



                                         By:_________________________________
                                         Printed Name:_______________________
                                         Title:______________________________
                                         Date:_______________________________



                                         TENANT:

                                         CITYSEARCH, INC.



                                         By:_________________________________
                                         Printed Name:_______________________
                                         Title:______________________________
                                         Date:_______________________________

INITIALED FOR IDENTIFICATION BY LANDLORD____________AND TENANT___________

                                   EXHIBIT G
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE LTD., AS LANDLORD
                        AND CITYSEARCH INC., AS TENANT


                         CERTIFICATE OF THE SECRETARY
                         ----------------------------

     The undersigned, Secretary of CitySearch, Inc., a Delaware corporation (the "Corporation"), hereby certifies that attached is a true and correct copy of the resolutions duly adopted by unanimous consent dated 03/30/91, 1996, of all directors of the Board of Directors of the Corporation and that the same have not been amended, altered or rescinded and are now in full force and effect; that the Corporation is duly organized and existing under the laws of the State of Delaware; that all franchise and other taxes, if any, required to maintain the corporate existence of the Corporation have been paid when due and that no such taxes are delinquent that no proceedings are pending for the forfeiture of the Certificate of Incorporation of the Corporation or for its dissolution, voluntary or involuntary; that the Corporation is duly qualified to do business in the State of Texas and is in good standing in such state; that there is no provision of the Articles of Incorporation or Bylaws of the Corporation limiting the powers of the Board of Directors to pass or consent to the resolutions set out in the instrument attached hereto and that said resolutions are in conformity with the provisions of said Articles of Incorporation and Bylaws; and that the Secretary is the keeper of the records and minutes of the proceedings of the Board of Directors of the Corporation.

     This is to further certify that the persons named below are the duly elected and qualified officers of the Corporation, holding the respective offices set forth opposite their names, that they continue to hold these offices at the present time, and that the respective signatures set opposite their names are the genuine, original signatures of each respectively:

          Name                Title                    Signature

     Charles Conn             President                /s/ Charles Conn
     ------------------                                -----------------------

     Bradley Ramberg          Vice President           /s/ Bradley Ramberg
     ------------------                                -----------------------

     Jeffrey Brewer           Secretary                /s/ Jeffrey Brewer
     ------------------                                -----------------------

     Thomas H. Layton         Treasurer                /s/ Thomas H. Layton
     ------------------                                -----------------------

INITIALED FOR IDENTIFICATION BY LANDLORD______ AND TENANT        BR
                                                         ----------------

     IN WITNESS WHEREOF I have hereunto affixed my name as Secretary and have caused the corporate seal of the Corporation to be hereto affixed this 3rd day of August, 1996.


                                   /s/ Jeffrey Brewer
                                   ---------------------------------
                                   Secretary


     The undersigned, Charles Comm, President of the Corporation, hereby certifies that Jeffrey Brewer is the duly elected and qualified Secretary of the Corporation, that the signature above is his (her) genuine signature, that attached is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Corporation, which are now in full force and effect and that the foregoing certificate is true and correct.



                                   /s/ Charles Comm
                                   ---------------------------------
                                   President

INITIAL FOR IDENTIFICATION BY LANDLORD____________AND TENANT ILLEGIBLE
                                                             ---------

                        RESOLUTIONS OF CORPORATE BOARD
                        ------------------------------

RESOLVED: That CitySearch Inc. (this "Corporation") enter into the Austin Centre Lease Agreement (the "Lease") dated August 15, 1996, with Brazos Austin Centre, Ltd., a Texas corporation ("Landlord"), covering premises located on the 4th floor of Austin Centre (the "Building").

FURTHER RESOLVED: That the Lease shall be in form and substance satisfactory to Landlord and in form and substance approved by the officer of this Corporation executing the same, his approval of each such instrument to be conclusively evidenced by his execution thereof.

FURTHER RESOLVED: That the President or any Vice President of this Corporation be and each hereby is severally authorized and directed for and on behalf, and as the act and deed of this Corporation to execute and deliver to Landlord the Lease and any addenda, amendments and supplements thereto, and to take such other action in the consummation of the transaction herein contemplated as the officer acting shall deem to be necessary or desirable, without the necessity of attestation by the secretary or any other officer of this Corporation and with or without the seal of this Corporation; any and all acts heretofore taken by the President or any Vice President of this Corporation to such end are hereby expressly ratified and confirmed as the acts and deeds of this Corporation.

INITIALED FOR IDENTIFICATION BY LANDLORD_____________AND TENANT ILLEGIBLE
                                                                ---------

                                   EXHIBIT J
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT


                            RIGHT OF FIRST REFUSAL
                            ----------------------

     1. Landlord hereby grants to Tenant a right of first refusal (the "Right of First Refusal") exercisable as hereinafter set forth, covering the property designated as Refusal Space on Exhibit A. All rights of Tenant to lease the Refusal Space pursuant to the Right of First Refusal shall be applicable to the entire Refusal Space or to any portion thereof which may become available from time to time. The Right of First Refusal shall be as follows:

     (a) Upon receipt of a bona fide offer for the lease of any portion of the Refusal Space, which offer Landlord wishes to accept, and provided Tenant is not at such time in default under the Lease, Landlord shall give Tenant notice (the "Notice") in writing of the terms and conditions of the offer. Tenant may exercise the Right of First Refusal by delivering to Landlord written notice of Tenant's election on or before the tenth (10th) calendar day after the date of Landlord's delivery to Tenant of the Notice. In the event Tenant exercises its Right of First Refusal, it shall be required to lease the Refusal Space on the same terms and conditions provided in the Notice, subject to section (c) below.

     (b) In the event Landlord does not actually receive notice of Tenant's election to lease the Refusal Space described in the Notice within the period provided herein, then Landlord shall be free to lease such space to one or more third parties.

     (c) All Refusal Space leased to Tenant pursuant to the Right of First Refusal, shall at Landlord's option, be for a term which is coterminous with the initial Term of this Lease and any renewal or extension thereof.

     (d) The term "Premises", as used in this Lease and/or the Underlying Lease, shall include all expansions thereof that may occur from time to time pursuant to this Right of First Refusal.

     (e) This Right of First Refusal shall terminate at the end of the twelfth month following the Commencement Date.

INITIALED FOR IDENTIFICATION BY LANDLORD _____ AND TENANT [SIGNATURE ILLEGIBLE]
                                                          ---------------------

                                   EXHIBIT L
                                   ---------

                               TO LEASE BETWEEN
                   BRAZOS AUSTIN CENTRE, LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT


                              MEMORANDUM OF LEASE
                              -------------------

THE STATE OF TEXAS   (S)
                     (S) KNOW ALL MEN BY THESE PRESENTS THAT:
COUNTY OF TRAVIS     (S)

     This Memorandum of Lease is executed in connection with that certain Austin Centre Lease Agreement (the "Lease") between Brazos Austin Centre, Ltd., a
Texas corporation ("Landlord") and CitySearch, Inc., a Delaware corporation ("Tenant") dated August 15, 1996, relating to the real property (the "Land") situated on Travis County, Texas, described in Exhibit "B" attached hereto and
                                               -----------
made a part hereof for all purposes, which land has a street address of 701 Brazos Street, Austin, Travis County, Texas.

     Landlord has leased to Tenant, and Tenant has leased from Landlord for the rent and subject to the provisions of the Lease, certain space described in the Lease located on floor four (4) of the building known as Austin Centre as more particularly described on Exhibit "A" hereto.
                          ----------

     The initial term of the Lease commences on ___________ and expires on March 31, 2002.

     This Memorandum of Lease is executed for purposes of giving public notice of the matter contained herein, and shall not operate to add to, reduce, or change any of the substantive rights of any of the parties to the Lease.

                                        LANDLORD:

                                        BRAZOS AUSTIN CENTRE LTD.


                                        By:________________________________
                                        Printed Name:______________________
                                        Title:_____________________________
                                        Date:______________________________


                                        TENANT:

                                        CITYSEARCH, INC.


                                        By: /s/ Bradley Ramberg
                                           --------------------------------
                                        Printed Name: Bradley Ramberg
                                                     ----------------------
                                        Title: CFO
                                              -----------------------------
                                        Date: 9/12/96
                                             ------------------------------


INITIALED FOR IDENTIFICATION BY LANDLORD______ AND TENANT [SIGNATURE ILLEGIBLE]
                                                          ---------------------

THE STATE OF TEXAS   (S)
                     (S)
COUNTY OF TRAVIS     (S)

     THIS INSTRUMENT was acknowledged before me on ________________________, 1996, by _________________ ,__________________ of Brazos Austin Centre Ltd., a
Texas corporation, on behalf of said corporation.


                                        __________________________________
                                        Notary Public in and for
                                        The State of Texas


                                        __________________________________
                                        Typed or Printed Name of Notary
                                        My Commission Expires:____________


THE STATE OF CALIFORNIA  (S)
                         (S)
COUNTY OF LOS ANGELES    (S)

     THIS INSTRUMENT was acknowledged before me on Sept 12, 1996, by Bradley Ramberg, CFO of CitySearch Search, Inc., a Delaware corporation on behalf of said corporation.



[STAMP APPEARS HERE]                    [SIGNATURE ILLEGIBLE]
                                        ---------------------------------------
                                        NotarY Public in and for
                                        The State of California
                                          Kevin Asaturian
                                        ---------------------------------------
                                        Typed or Printed Name of Notary
                                        My Commission Expires: Jan 15, 2000

INITIALED FOR IDENTIFICATION BY LANDLORD___________ AND TENANT_________

                                   EXHIBIT M
                                   ---------

                               TO LEASE BETWEEN
                    BRAZOS AUSTIN CENTRE LTD., AS LANDLORD
                        AND CITYSEARCH, INC., AS TENANT


                         LIMITED RIGHT OF TERMINATION
                         ----------------------------

     Notwithstanding anything to the contrary contained in the Lease. Tenant shall have the limited right to change the Expiration Date of the Lease to March 15, 2000. Tenant may do so if, and only, if, (i) Tenant delivers written notice of the new Expiration Date to Landlord no later than September 15, 1999, (ii) Tenant is not then in default under the Lease, and (iii) Tenant pays to Landlord at the time notice is given the sum of the following amounts:

     (a) the full amount of the unamortized portion of the Tenant improvement costs incurred by Landlord and the real estate commission paid by Landlord to the Broker;

     (b)  one half (1/2) of the full rental abatement given to Tenant in Section
     3.01 of the Lease: and

     (c)  the sum of $1,000.00 to cover after hours utility charges.

     For purposes of calculating the unamortized portion of the improvement costs and Broker's commission, such expenses shall be deemed to be amortizing on a straight line basis over the unmodified lease term.

INITIALED FOR IDENTIFICATION BY LANDLORD___________ AND TENANT [SIGNATURE
                                                               ----------
ILLEGIBLE
---------

[LOGO OF CONSTRUCTIONS    CONSTRUCTIONS & ASSOCIATES, INC
 & ASSOCIATES, INC                                              Date: 29-Jul-98
 APPEARS HERE]           FOR:     CITY SEARCH
                                   SUITE 440                    4,473 SF
                                   701 BRAZOS

                          -----------------------------------------------------------------------------------------
                                                                                         COSTS           PERCENT
                                   SUMMARY OF REMODEL COSTS              TOTALS           /SF           OF TOTALS
                          -----------------------------------------------------------------------------------------
                          DEMOLITION/CONC CUT & FOUR SACK                   $ 1,025         $ 0.13              1%
                          MILLY/CRK                                         $ 1,500         $ 0.34              2%
                          DOORS/FRAMES/HARDWARE                             $ 9,329         $ 2.09             13%
                          GLASS AND GLAZING                                 $   910         $ 0.21              1%
                          DRYWALL/ACCUSTICAL                                $10,850         $ 2.43             15%
                          FLOORING                                          $ 7,290         $ 1.63             10%
                          PAINT                                             $ 5,554         $ 1.24              8%
                          SIGNAGE (ALLOWANCE)                                  N/A          $ 0.00              0%
                          FOOD SERVICE EQUIPMENT                            $   675         $ 0.15              1%
                          METAL SHELVING                                    $   395         $ 0.09              1%
                          FIRE PROTECTION                                   $ 2.185         $ 0.48              3%
                          PLUMBING                                          $ 3,344         $ 0.76              5%
                          HVAC                                              $ 8,871         $ 1.49              9%
                          ELECTRICAL                                        $12,524         $ 2.80             18%

                                                                       --------------------------------------------
                                                              SUBTOTAL      $62,241         $13.91             87%

                          GENERAL CONDITIONS                                $ 5,550         $ 1.24              8%
                                                                       --------------------------------------------
                                                              SUBTOTAL      $87,791         $15.16             95%

                          OVERHEAD AND PROFIT                   5.00%       $ 3,390         $ 0.76              5%
                                                                       --------------------------------------------
                                                              SUBTOTAL      $71,187         $15.81            100%

                          STATE REMODEL TAX                     5.25%         N/A           $ 0.00              0%
                                                                       --------------------------------------------
                          N/A SHELL SPACE                     SUBTOTAL      $71,181         $15.81            100%

                          -----------------------------------------------------------------------------------------
                                       TOTAL PROJECT COST                   $71,181         $15.81            100%
                          -----------------------------------------------------------------------------------------

                              QUALIFICATIONS:
                          -----------------------------------------------------------------------------------------
                              1.   POWER TO LOW WALLS BY POLE TO PLENUM SPACE.
                              2.   OWNER TO REMOVE EXISTING BUILDING STOCK IN
                                   SPACE.
                              3.   WE ASSUME AVAILABLE SPACE IN EXISTING
                                   ELECTRICAL PANEL NO NEW PANEL BE NECESSARY.

                  UTAH

           SAN ANTONIO

               HOUSTON

                DALLAS

            FORT WORTH

                DENVER

              NEW YORK

                BOSTON

            WASHINGTON

                LONDON

[LOGO OF CITYSEARCH
 APPEARS HERE]

       VIA FEDERAL EXPRESS

       AUGUST 20, 1996



       Mr. Casey Beasley
       OMNI Commercial Realty Advisors
       823 Congress Avenue, Suite 111
       Austin, TX 78701


       Dear Casey:

       I am enclosing two copies of the Austin Centre Lease Agreement by and between Brazos Austin Centre, Ltd. and CitySearch Inc. both of which have been executed by us. As we discussed, we are holding onto Exhibits G and
       L. As soon as all of our Board members are in town, we will return Exhibit G. I will return Exhibit L next week. I am also enclosing three copies of the approved space plan. Please return one fully executed lease and space plan to me.

       If you have questions, please call me at (818) 542-3862.

       Sincerely,


       /s/ Bradley Ramberg
       Bradley Ramberg
       Chief Financial Officer

       BR/pc

       Enclosures